Execution Version

Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of May 1, 2018 (as amended, supplemented, or otherwise modified from time to time, this “Agreement”), by and among each of the Persons listed on the signature pages hereof as a “Grantor” and those additional entities that hereafter become parties hereto by executing a Joinder Agreement (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”) as grantors, EDF Energy Services, LLC, a Delaware limited liability company (“EDF”), and EDF Trading North America, LLC, a Texas limited liability company (“EDFT NA”, and together with EDF, the “Secured Party”), as secured parties.

WHEREAS, Summer Energy, LLC, a Texas limited liability company (“Summer”), Summer Energy Northeast, LLC, also a Texas limited liability company (“Summer Northeast” and, together with Summer, “ESCO”) and the Secured Party have entered into that certain Energy Services Agreement, dated of even date herewith (as amended, supplemented, or otherwise modified from time to time, the “Facility Agreement”), pursuant to which the Secured Party has agreed to make available to ESCO a financial and physical commodity supply and hedging facility (as amended, supplemented, or otherwise modified from time to time, the “Facility”);

WHEREAS, ESCO will receive energy supply and ESCO and each of the other Grantors will receive other substantial benefits from the Facility Agreement, and in connection therewith, each Grantor has agreed to grant certain security interests to the Secured Party in order to secure obligations owed by ESCO to the Secured Party thereunder and other obligations as provided herein; and

WHEREAS, it is a condition precedent to the Secured Party entering into the Facility Agreement that each Grantor shall have executed and delivered to the Secured Party this Agreement as security for ESCO’s obligations under the Facility Agreement and other obligations as provided herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE I.

DEFINITIONS AND TERMS

Section 1.01Defined Terms.  Initially capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given to such terms in the Facility Agreement, including the Defined Terms Annex thereto, or, if not defined therein, in the UCC; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term shall have the meaning specified in Article 9 of the UCC.

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Section 1.02Additional Defined Terms.  The following terms shall have the meanings herein specified unless the context otherwise requires:

“Accounts Receivable” means (i) all accounts, now existing or hereafter arising; and (ii) without limitation of the foregoing, in any event including (A) all right to a payment, whether or not earned by performance, for goods or other property (other than money) that has been or is to be sold, consigned, leased, licensed, assigned or otherwise disposed of, for services rendered or to be rendered, for a policy of insurance issued or to be issued, for a suretyship obligation incurred or to be incurred, for energy provided or to be provided, whether or not it has been earned by performance, and whether now existing or hereafter acquired or arising in the future, (B) all rights evidenced by an account, invoice, purchase order, requisition, bill of exchange, note, contract, security agreement, lease, chattel paper, or any evidence of indebtedness or security related to the foregoing, (C) all security pledged, assigned, hypothecated or granted to or held by a party to secure the foregoing, including all supporting obligations, (D) all guarantees, letters of credit, banker’s acceptances, drafts, endorsements, credit insurance and indemnifications on, for or of, any of the foregoing, including all rights to make drawings, claims or demands for payment thereunder, and (E) all powers of attorney for the execution of any evidence of indebtedness, guaranty, letter of credit or security or other writing in connection therewith.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3727 et seq.), including all amendments thereto and regulations promulgated thereunder.

“Authorized Officer” means any duly authorized officer of a Grantor.

“Closing Date” means the date of this Agreement as first set forth above.

“Collateral” shall have the meaning assigned to such term in Section 2.01 of this Agreement.

“Collateral Account” means any Controlled Account.

“Collateral Assignment Agreement” means a Collateral Assignment of Patents, a Collateral Assignment of Trademarks or a Collateral Assignment of Copyrights.

“Collateral Assignment of Contracts” means a Collateral Assignment of Contracts in the form of Exhibit C or Exhibit D hereto, as applicable, or otherwise in form and substance acceptable to the Secured Party.

“Collateral Assignment of Copyrights” means a Collateral Assignment of Copyrights in the form of Exhibit B-1 hereto, or otherwise in form and substance acceptable to the Secured Party.

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“Collateral Assignment of Patents” means a Collateral Assignment of Patents in the form of Exhibit B-2 hereto, or otherwise in form and substance acceptable to the Secured Party.

“Collateral Assignment of Trademarks” means a Collateral Assignment of Trademarks in the form of Exhibit B-3 hereto, or otherwise in form and substance acceptable to the Secured Party.

“Contract” means any contract, agreement or other similar writing between any Grantor and one or more additional Persons.

“Contract Rights” means all rights of each Grantor under or in respect of a Contract, including all rights to payment, damages, liquidated damages, and enforcement.

“Control Agreement” means any Deposit Account Control Agreement or its equivalent with respect to any securities account delivered in connection with this Agreement.

“Controlled Account” means a deposit account or securities account (i) that is subject to a Control Agreement or (ii) as to which the Secured Party is the “customer” (as defined in Section 4-104 of the UCC) or “entitlement holder” (as defined in 8-102 of the UCC), as applicable.

“Copyright License” means any agreement now or hereafter in existence, providing for the grant by, or to, any rights (including the grant of rights for a party to be designated as an author or owner and/or to enforce, defend, use, display, copy, manufacture, distribute, exploit and sell, make derivative works, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Copyright.

“Copyrights” means, collectively, all of the following: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world, (b) all derivative works, counterparts, extensions and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including damages or payments for past, present and future infringements, violations or misappropriations of any of the foregoing, (d) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

“Debtor Relief Laws” means Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

“Deposit Account Control Agreement” means, with respect to a deposit account of each Grantor, a control agreement in form and substance reasonably acceptable to the Secured Party, among each Grantor, the Secured Party and the relevant Depositary Bank.

“Depositary Bank” means a bank at which the deposit accounts of any Grantor are maintained.

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“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Facility Agreement” shall have the meaning assigned to such term in the recitals of this Agreement.

“Facility Documents” means the Facility Agreement and the other Transaction Documents, including any agreements, documents, certificates or instruments that are executed and delivered pursuant to any of the foregoing documents, as any of them may be amended, supplemented, or otherwise modified from time to time

“Facility Termination Date” means the date as of which all of the following shall have occurred:  (a) the Facility, the Facility Agreement and all commitments of the Secured Party thereunder have terminated in accordance with the provisions of the Facility Agreement and (b) all Secured Obligations (other than unasserted contingent obligations) have been paid in full.

“Grantor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Intellectual Property” means (i) all Trademarks and Trademark Licenses, together with the registrations and right to all renewals thereof, and the goodwill of any business symbolized by the Trademarks; (ii) all Patents and Patent Licenses; (iii) all Copyrights and Copyright Licenses; (iv) all computer programs and software applications and source codes and all intellectual property rights therein and all other Proprietary Information including Trade Secrets; and (v) all Permits.

“Inventory” means (i) all inventory; and (ii) without limitation of the foregoing, and in all cases including all merchandise and other goods held for sale or lease, or furnished or to be furnished under contracts for service, including raw materials, works in process, finished goods.

“Issuer” means the issuer of any Pledged Collateral.

“Local Business Day” means every day that is not a Saturday, Sunday, federal holiday or a holiday that is customarily observed by the applicable Person.

“Notice of Exclusive Control” means a “Notice of Exclusive Control” (or any equivalent term) as defined in each of the Control Agreements.

“Patent License” means any agreement, now or hereafter in existence, providing for the grant of any rights (including the right for a party to be designated as an owner and/or to enforce, defend, make, have made, make improvements, manufacture, use, sell, import, export, and

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require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Patent.

“Patents” means collectively, all of the following: (a) all patents, all inventions and patent applications anywhere in the world, (b) all improvements, counterparts, reissues, divisional, re-examinations, extensions, continuations (in whole or in part) and renewals of any of the foregoing and improvements thereon, (c) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including damages or payments for past, present or future infringements, violations or misappropriations of any of the foregoing, (d) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

“Perfection Certificate” means a certificate in the form of Exhibit A hereto, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Secured Party, and signed by an Authorized Officer of each Grantor.

“Permits” means all licenses, permits, rights, orders, variances, franchises or authorizations of or from any Governmental Authority.

“Pledge Agreement” means that certain Pledge Agreement, dated on or about the date hereof by and among Summer Energy Holdings, Inc., and Secured Party, as amended, supplemented, or otherwise modified from time to time.

“Pledged Collateral” shall have the meaning assigned to such term in the Pledge Agreement.

“Pledged Equity Interests” shall have the meaning assigned to such term in the Pledge Agreement.

“Proceeds” means (i) all proceeds; and (ii) without limitation of the foregoing and in all cases, including, but not be limited to, (A) whatever is acquired upon the sale, lease, license, exchange, or other disposition of any Collateral, (B) whatever is collected on, or distributed on account of, any Collateral, (C) rights arising out of any Collateral, (D) claims arising out of the loss or nonconformity of, defects in, or damage to any Collateral, (E) claims and rights to any proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor (or the Secured Party, as assignee, loss payee or an additional insured) with respect to any of the Collateral, (F) claims and rights to payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), (G) all cash, money, checks and negotiable instruments received or held on behalf of the Secured Party pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable or other Collateral, and (H) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Proprietary Information” means all information and know-how worldwide, including technical data; manufacturing data; research and development data; data relating to

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compositions, processes and formulations, manufacturing and production know-how and experience; management know-how; training programs; manufacturing, engineering and other drawings; specifications; performance criteria; operating instructions; maintenance manuals; technology; technical information; software; computer programs; engineering and computer data and databases; design and engineering specifications; catalogs; promotional literature; financial, business and marketing plans; and inventions and invention disclosures.

“Secured Party” shall have the meaning assigned to such term in the preamble of this Agreement.

“Significant Intellectual Property” shall have the meaning assigned to such term in Section 6.04 of this Agreement.

“Trademark License” means any agreement, now or hereafter in existence, providing for the grant of any rights in (including the right for a party to be designated as an owner and/or to enforce, defend, use, mark, police, and require joinder in suit and/or receive assistance from another party) covered in whole, or in part, by a Trademark.

“Trademarks” means, collectively, all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, logos, other business identifiers, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each United States application to register any trademark or service mark prior to the filing under applicable Law of a verified statement of use for such trademark or service mark) anywhere in the world, (b) all counterparts, extensions and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including damages or payments for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing, (d) the right to sue for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing and (e) all rights corresponding to any of the foregoing (including the goodwill) throughout the world.

“Trade Secrets” means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business worldwide whether written or not written.

“UCC” means, unless the context indicates otherwise, the Uniform Commercial Code, as at any time adopted and in effect in the State of New York, specifically including and taking into account all amendments, supplements, revisions and other modifications thereto.

“Vessel” means any watercraft or other artificial contrivance used, or capable of being used, as a means of transportation on water (including those whose primary purpose is the maritime transportation of cargo or which are otherwise engaged, used or useful in any business activities of any Grantor) which are owned by and registered (or to be owned and registered) in the name of any Grantor, including any Vessel leased or otherwise registered in the foregoing parties’ names, pursuant to a lease or other operating agreement constituting a capital lease

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obligation, in each case together with all related spares, equipment and any additional improvements, vessel owned, bareboat chartered or operated by any Grantor other than Vessels owned by an entity other than any Grantor and which are managed under Vessel management agreements.

Section 1.03Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, supplemented, or otherwise modified from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) unless otherwise specified, all references herein to Sections, Schedules, Annexes and Exhibits shall be construed to refer to Sections of, and Schedules, Annexes and Exhibits to, this Agreement.

ARTICLE II.

SECURITY INTEREST

Section 2.01Grant of Security Interest.  As security for the prompt and complete payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the Secured Obligations, each Grantor does hereby collaterally assign, pledge, hypothecate, deliver and set over unto the Secured Party, and does hereby grant to the Secured Party, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of the following of such Grantor, whether now existing or hereafter from time to time arising or acquired and wherever located (collectively, the “Collateral”):

(i)all Accounts, including each and every Account Receivable;

(ii)all Goods;

(iii)all Inventory;

(iv)all Equipment;

(v)all Documents;

(vi)all Instruments;

(vii)all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper);

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(viii)all Money;

(ix)all Deposit Accounts and Securities Accounts, including all Controlled Accounts, together with all monies, securities and instruments at any time deposited in any such deposit account or otherwise held for the credit thereof;

(x)all Investment Property, including Pledged Equity Interests;

(xi)all Fixtures;

(xii)all General Intangibles, including all Contract Rights;

(xiii)all Commercial Tort Claims, including, but not limited to, those certain Commercial Tort Claims set forth on Schedule 1;

(xiv)all Intellectual Property;

(xv)all Letter-of-Credit Rights;

(xvi)to the extent not otherwise included above, all Supporting Obligations;

(xvii)to the extent not otherwise included above, all additions, modifications, alterations, improvements, upgrades, accessions, components, parts, appurtenances, substitutions and/or replacements of, to or for any of the foregoing;

(xviii)all books and records pertaining to the Collateral; and

(xix)to the extent not otherwise included above, all Proceeds and products of any and all of the foregoing.

Section 2.02Excluded Property.  Notwithstanding anything in Section 2.01 to the contrary, the term Collateral shall not include (nor shall any component definition of Collateral include) or the security interest granted under Section 2.01 attach to:  (i) any Equipment or Goods that are subject to a “purchase money security interest” or a Capital Lease to the extent that such purchase money security interest or Capital Lease (x) constitutes a Permitted Lien and (y) prohibits the creation by a Grantor of a security interest therein, unless the holder thereof has consented to the creation of such a security interest; (ii) vehicles and other assets subject to certificates of title of aggregate value equal or less than $50,000; (iii) applications filed in the U.S. Patent and Trademark Office to register Trademarks on the basis of a Grantor’s “intent to use” such Trademarks unless and until the filing of a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted; (iv) assets as to which the Secured Party shall determine, in its commercially reasonable discretion, that the costs (including any applicable stamp, intangibles or other taxes) and burdens of obtaining a security interest therein or perfection thereof outweigh the value to the Secured Party of the incremental security afforded thereby; (v) any General Intangible, permit, license or other rights under contracts instruments or other documents if (but only to the extent that) the grant of a security interest therein would constitute a violation of a restriction in favor of a third party (except to the extent such

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prohibition is unenforceable pursuant to the provisions of Article 9 of the UCC or to the extent that the third party has not otherwise consented to the security interest); and (vi) any direct Proceeds, substitutions or replacements of any of the foregoing, but only to the extent such Proceeds, substitutions or replacements would separately constitute “Excluded Property”.  No component of the term “Collateral” shall include any Excluded Property.

Section 2.03No Assumption of Liability.  The security interest hereunder of each Grantor is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of such Grantor with respect to or arising out of any of the Collateral.  Each Grantor and the Secured Party hereby acknowledge and agree that the security interest created hereby in the Collateral (a) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (b) is not to be construed as an assignment of any Intellectual Property.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Secured Party, which representations and warranties shall survive the execution and delivery of this Agreement until the termination of this Agreement in accordance with Section 9.09, as follows:

Section 3.01Title and Authority.  Each Grantor (i) has good, valid and marketable title to the Collateral purported to be owned by it and good, valid and marketable rights in all other Collateral in which it purports to have rights, in each case, subject to Permitted Liens and (ii) has full power and authority to grant to the Secured Party the security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

Section 3.02Absence of Other Liens.

(a)There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind of any Grantor in the Collateral, except for any filings or recordings made in connection with any Permitted Liens.

(b)Each Grantor is, and as to any Collateral acquired by such Grantor from time to time after the date hereof such Grantor will own the Collateral, free and clear of any Lien (other than Permitted Liens).

Section 3.03Validity of Security Interest.  The security interest granted by each Grantor constitutes a legal, valid and enforceable first priority (except as to any Permitted Liens) security interest in all of the Collateral of such Grantor, securing the payment and performance of the Secured Obligations.

Section 3.04Perfection of Security Interest under UCC.  Each Grantor shall cooperate with Secured Party to ensure that all notifications and other actions, including (i) all deposits of

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certificates and instruments evidencing any Collateral (duly endorsed and accompanied by appropriate instruments of transfer), (ii) all notices to and acknowledgments of any bailee or other Person, (iii) all acknowledgments and agreements respecting the right of Secured Party to obtain “control” (within the meaning of Section 9-102 of the UCC) and (iv) all filings, registrations and records, in each case, which are (x) required by the terms of this Agreement to have been given, made, obtained, done and accomplished and (y) necessary to create, preserve, protect and perfect the security interest granted by each Grantor to the Secured Party hereby in respect of its portion of the Pledged Collateral shall have been given, made, obtained and accomplished.

Section 3.05Perfection Certificates.  The Perfection Certificate delivered by each Grantor (including any supplements and updates thereto), and all information set forth therein, is true and correct in all material respects.

Section 3.06Places of Business; Jurisdiction of Organization; Locations of Collateral.  (i) The principal place of business of each Grantor, or its chief executive office, if it has more than one place of business, is located at the address indicated on the most recent Perfection Certificate executed and delivered to the Secured Party; (ii) the jurisdiction of formation or organization of each Grantor is set forth on the most recent Perfection Certificate executed and delivered to the Secured Party; (iii) the U.S. Federal Tax I.D. Number and, if applicable, the organizational identification number of each Grantor is set forth on the most recent Perfection Certificate executed and delivered to the Secured Party; and (iv) all Inventory and Equipment of each Grantor is located at one of the locations set forth on the most recent Perfection Certificate executed and delivered to the Secured Party other than any natural gas owned by any Grantor in the ordinary course of business. No Grantor or any Grantor’s predecessors in interest have conducted business in any jurisdiction, under any trade name, fictitious name or other name (including any names of divisions or predecessor entities), except the current legal name of such Grantor and such other trade, fictitious and other names as are listed on the most recent Perfection Certificate executed and delivered to the Secured Party.

Section 3.07Types of Collateral.  None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes, (v) standing timber, (vi) an aircraft, airframe, aircraft engine or related property, (vii) an aircraft leasehold interest, (viii) a Vessel or (ix) any other interest in or to any of the foregoing.

Section 3.08Deposit Accounts and Securities Accounts.  The Perfection Certificate delivered to the Secured Party as of the date hereof, as the same may be deemed to be updated pursuant to this Agreement, sets forth a true and complete list in all material respects of all Deposit Accounts and Securities Accounts (other than ESCO Excluded Accounts) owned by each Grantor or in which any of the Grantors’ Collateral is held.  All of the Deposit Accounts and Securities Accounts (other than ESCO Excluded Accounts) of each Grantor are, and all cash and money of each Grantor (other than cash and money held in ESCO Excluded Accounts) is held in, Controlled Accounts.

Section 3.09Securities Accounts.  Each Grantor does not own any securities entitlements or any Investment Property that are not held in Controlled Accounts (or ESCO Excluded Accounts).

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Section 3.10Consents, Etc.  No approval, consent, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or any other Person (including any stockholder, member or creditor of any Grantor), is necessary or required for (i) the grant by each Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC), the granting of control or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office or (iii) the exercise by the Secured Party of the rights and remedies provided for in this Agreement (including as against any Issuer), except for (A) the filing or recording of UCC financing statements or other filings under the Assignment of Claims Act, (B) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (C) obtaining control to perfect the Liens created by this Agreement, (D) such actions as may be required by Laws affecting the offering and sale of securities, (E) consents, authorizations, filings or other actions which have been obtained or made, and (F) as may be required with respect to vehicles registered under a certificate of title.

ARTICLE IV.

GENERAL COVENANTS

Section 4.01No Other Liens; Defense of Title.  No Grantor will make or grant, or suffer or permit to exist, any Lien on any of the Collateral, other than the Permitted Liens.  Each Grantor, at its sole cost and expense, will take any and all actions reasonably necessary or reasonably requested by Secured Party to defend title to the Collateral against any and all Persons and to defend the validity, enforceability, perfection, effectiveness and priority of the security interest of the Secured Party therein against any Lien other than Permitted Liens.

Section 4.02Further Assurances; Filings and Recordings.

(a)Each Grantor, at its sole cost and expense, will duly execute, acknowledge and deliver all such agreements, instruments and other documents and take all such actions (including (i) physically pledging instruments, documents, promissory notes, chattel paper and certificates evidencing any investment property or any of the Pledged Collateral with the Secured Party, (ii) obtaining Control Agreements in accordance with this Agreement, (iii) obtaining from other Persons lien waivers and bailee letters as the Secured Party shall reasonably request, (iv) obtaining from other Persons agreements evidencing the exclusive control and dominion of the Secured Party over any of the Collateral, in instances where obtaining control over such Collateral is the only or best method of perfection, and (v) making filings, recordings and registrations), as the Secured Party may from time to time reasonably request in writing to better assure, preserve, protect and perfect the security interest of the Secured Party in the Collateral, and the rights and remedies of the Secured Party hereunder, or otherwise to further effectuate the intent and purposes of this Agreement and to carry out the terms hereof.  Notwithstanding the foregoing provisions of this Section 4.02 or any other provisions of this Agreement, no Grantor shall be required to deliver any instruments, notices or other documents or take any other actions, if the costs and burdens to such Grantor of providing or taking the same outweigh the value (as

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reasonably determined by Secured Party) in relation to the incremental benefits to Secured Party afforded thereby.

(b)Each Grantor, at its cost and expense, will (i) at all times cause this Agreement (and/or proper notices and supplemental collateral assignments or collateral security agreements in respect of any portion of the Collateral) to be duly registered and published, and re-registered and re-published in such manner and in such places as may be required under the UCC or other applicable law in order to establish, perfect, preserve and protect the rights, remedies and security interest of the Secured Party in or with respect to the Collateral of such Grantor, and (ii) pay all taxes (unless the same are being contested in good faith), fees and charges and comply with all statutes and regulations applicable to such registration and publishing and such re-registration and re-publishing.

Section 4.03Use and Disposition of the Collateral.  Unless and until an Event of Default shall have occurred and be continuing, or a Termination Event or an Early Termination Date shall have occurred and Secured Party has provided written notice to a Grantor thereof that the rights of such Grantor under this Section 4.03 are suspended, each Grantor may use and dispose of its Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Facility Agreement or any other Facility Document.

Section 4.04Authorization to File Financing Statements.  Each Grantor irrevocably authorizes the Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and all amendments thereto that (a) indicate the Collateral (i) as “all assets” or “all personal property” of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the applicable UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required pursuant to the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number, and (ii) in the case of a financing statement that is filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Each Grantor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.

Section 4.05Maintenance of Records.  Each Grantor will keep and maintain at its cost and expense complete records, in conformity with GAAP consistently applied and in material conformity with all applicable requirements of all applicable federal, state and local laws and any applicable laws of any relevant foreign jurisdiction, of their Accounts Receivable, Contracts and other Collateral, including the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith.  All billings and invoices issued by any Grantor with respect to its Accounts Receivable will be in material compliance with, and materially conform to, the material requirements of all applicable federal, state and local laws and any applicable laws of any relevant foreign jurisdiction and in conformity with GAAP consistently applied. If an Event of Default shall have occurred and be continuing or a Termination Event or an Early Termination Date shall have occurred, and the Secured Party so directs, each Grantor shall legend, in form and manner satisfactory to the Secured Party, its Accounts Receivable and Contracts, as well as

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books, records and documents of such Grantor evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable and Contracts have been assigned to the Secured Party and that the Secured Party has a security interest therein.

Section 4.06Perfection Certificates; Collateral Reports.

(a)Perfection Certificates.  Each Grantor shall provide to the Secured Party a completed Perfection Certificate, duly executed by an Authorized Officer of such Grantor, together with all schedules required to be delivered in connection therewith (i) on the Closing Date as required pursuant to the Facility Agreement, and (ii) on the date that any additional Person becomes a party to this Agreement.  In addition, if any information contained in any Perfection Certificate previously delivered to the Secured Party shall become untrue or incorrect in any respect, or if any Grantor acquires or disposes of Collateral in excess of $250,000 (other than the purchase, sale and delivery of power and natural gas in the ordinary course of business), such that any previously delivered Perfection Certificate is no longer accurate or complete in all material respects, then within ten (10) Local Business Days after such information becoming untrue, incorrect, inaccurate or incomplete, such Grantor shall execute and deliver a new Perfection Certificate to the Secured Party.  The Perfection Certificate shall be deemed to have been updated to include the information included in any new Perfection Certificate delivered in accordance with this Section 4.06(a).

(b)Collateral Reports.  Whenever requested to do so by the Secured Party, each Grantor will promptly, at its cost and expense, deliver to the Secured Party, in written hard copy form or other readable form, as specified by the Secured Party, such listings, agings, descriptions, schedules and other reports with respect to the Accounts Receivable, Inventory, equipment and other Collateral of such Grantor as the Secured Party may instruct, all of the same to be in such scope, categories and detail as the Secured Party may reasonably request and to be accompanied by copies of invoices and other documentation as and to the extent instructed by the Secured Party; provided, however, if no Potential Event of Default] or Event of Default has occurred and is continuing and if no Termination Event or Early Termination Date has occurred, each Grantor will be required to make such delivery no more frequently than as set forth in the Facility Agreement; provided further, if no such delivery requirement is set forth in the Facility Agreement, no Grantor shall be required to make such delivery more frequently than quarterly.

Section 4.07Legal Status.  Each Grantor agrees that (a) it will not change its name, place of business or if more than one, chief executive office, or its mailing address or organizational identification number if it has one, in each case without providing the Secured Party at least thirty (30) days’ prior written notice thereof, (b) if such Grantor does not have an organizational identification number and later obtains one, it will promptly notify the Secured Party of such organizational identification number, and (c) no Grantor will change its type of organization, jurisdiction of organization or other legal structure or enter into any transaction of merger or consolidation, or convey, sell, lease or sub lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially of its

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business, property or assets (including its notes or receivables), whether now owned or hereafter acquired, or enter into any merger or consolidation.1

Section 4.08Inspections and Verification.  If an Event of Default has occurred and is continuing or a Termination Event or Early Termination Date shall have occurred, Secured Party shall have the right during normal business hours on not less than three (3) Local Business Days’ prior notice to a Grantor and so long as an Authorized Officer of such Grantor is present and allowed to participate, to discuss such Grantor’s affairs with its respective independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, such Collateral, including, in the case of accounts or other Collateral in the possession of any third Person, by contacting account debtors or the third Person possessing such Collateral (after not less than three (3) Local Business Days’ prior notice to such Grantor) for the purpose of making such verification; provided that, any procedures or actions taken in order to verify accounts by contacting account debtors, shall be effected by such Grantor’s independent accountants, acting at the direction of the Secured Party, in such manner (consistent with their normal auditing procedures) so as not to reveal the identity of the Secured Party or the existence of the security interest to the account debtors.  Subject to the limitations set forth in this Section, each Grantor will instruct its independent accountant to undertake any such verification when and as requested by the Secured Party.  The results of any such verification by such independent accountant shall be reported by such independent accountant to both the Secured Party and such Grantor.

Section 4.09Insurance.  Each Grantor will at all times keep such Grantor’s business and Collateral insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies of the same or similar size engaged in similar businesses and owning similar properties in localities where such Grantor operates.  Each Grantor shall otherwise maintain insurance in accordance with Section 6.5 the Facility Agreement.

Section 4.10Proceeds of Casualty Insurance, Condemnation or Taking.

(a)All amounts recoverable under any policy of casualty insurance or any award for the condemnation or taking by any Governmental Authority of any portion of the Collateral are hereby assigned to the Secured Party.

(b)Each Grantor will apply any such proceeds or amounts received by it in the manner provided in the Facility Agreement, including, if required under the terms of the Facility Agreement, by paying over the same directly to the Secured Party.

(c)In the event any portion of the Collateral suffers a casualty loss or is involved in any proceeding for condemnation or taking by any Governmental Authority, then if an Event of Default has occurred and is continuing or a Termination Event or Early Termination Date shall have occurred and upon written notice, the Secured Party is authorized and empowered, at its option, to participate in, control, direct, adjust, settle and/or compromise any such loss or proceeding, to collect and receive the proceeds therefrom and, after deducting from

1 NTD: revisions added to conform to obligations of 7.5 of ESA.

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such proceeds any expenses incurred by it in connection with the collection or handling thereof, to apply the net proceeds to the Secured Obligations in accordance with Section 8.05.

(d)If any proceeds are received by the Secured Party as a result of a casualty, condemnation or taking involving the Collateral and no Event of Default has occurred and is continuing, and neither a Termination Event nor Early Termination Date has occurred, then the Secured Party will promptly release such proceeds to the applicable Grantor, unless the Facility Agreement provides otherwise.

Section 4.11Commercial Tort Claims.  If any Grantor shall at any time hold or acquire a commercial tort claim, the recovery from which could reasonably be expected to exceed $200,000, such Grantor shall promptly notify the Secured Party thereof in a writing signed by such Grantor which sets forth the details thereof and grants to the Secured Party (for the benefit of the Secured Party) a Lien thereon and on the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Secured Party.

Section 4.12Electronic Chattel Paper and Transferable Records.  If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act, as in effect in any relevant jurisdiction in excess of $200,000, such Grantor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control under the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Secured Party agrees with each Grantor that the Secured Party will arrange, pursuant to procedures reasonably satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for each Grantor to make alterations to the electronic chattel paper or transferable record permitted under the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record or a Termination Event or Early Termination Date shall have occurred.

Section 4.13Letter-of-Credit Rights.  If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor in excess of $200,000, such Grantor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (i) arrange for the issuer or any confirming bank of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to such Grantor unless an Event of Default has occurred and is continuing or a Termination Event or Early Termination Date has occurred.

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Section 4.14Collateral Assignments of Contracts.  Each Grantor will, upon the Secured Party’s reasonable request, (a) cause the execution from time to time of a Collateral Assignment of Contracts in substantially the form attached hereto as Exhibit C with respect to each Contract reasonably requested by Secured Party and that does not by its terms prohibit the collateral assignment to the Secured Party and (b) with respect to each lease of real property entered into by such Grantor, use commercially reasonable efforts to deliver a Collateral Assignment of Contracts in substantially the form attached hereto as Exhibit D, duly executed by the applicable landlord.

Section 4.15Protective Advances by the Secured Party.  At its option, but without being obligated to do so, the Secured Party may, upon prior written notice to any Grantor, after the occurrence and during the continuance of an Event of Default or after a Termination Event or Early Termination Date shall have occurred (i) pay and discharge past due taxes, assessments and governmental charges, at any time levied on or with respect to any of the Collateral of such Grantor which such Grantor has failed to pay and discharge in accordance with the requirements of this Agreement or any of the other Facility Documents, (ii) pay and discharge any claims of other creditors of such Grantor which are secured by any Lien on any Collateral, other than a Permitted Lien, (iii) pay for the maintenance, repair, restoration and preservation of the Collateral to the extent such Grantor fails to comply with its obligations in regard thereto under this Agreement and the other Facility Documents or the Secured Party reasonably believes payment of the same is reasonably necessary or appropriate to avoid a material loss or material diminution in value of the Collateral, and/or (iv) obtain and pay the premiums on insurance for the Collateral which such Grantor fails to maintain in accordance with the requirements of this Agreement and the other Facility Documents, and such Grantor agrees to reimburse the Secured Party, on demand, for all reasonable and out-of-pocket payments and expenses incurred by the Secured Party with respect to such Grantor or any of its Collateral pursuant to the foregoing authorization, provided, however, that nothing in this Section shall be construed as excusing any Grantor from the performance of, or imposing any obligation on the Secured Party to cure or perform, any covenants or other agreements of any Grantor with respect to any of the foregoing matters as set forth herein or in any of the other Facility Documents.

Section 4.16Acquisition of Equity Interest.  No Grantor shall acquire any investment property, securities accounts or securities entitlements (other than ESCO Investment Accounts) without the prior written consent of Secured Party (such consent not to be unreasonably withheld).  The consent of the Secured Party to any Grantor’s acquisition of any investment property, securities account or securities entitlements (other than ESCO Investment Accounts) may be conditioned upon such Grantor’s execution of a pledge agreement and any control agreements reasonably requested by Secured Party to create and perfect Secured Party’s Lien in such investment property, securities account or securities entitlement.

Section 4.17Required Notifications.  Each Grantor shall promptly following its discovery thereof notify the Secured Party, in writing, of: (i) any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of the Secured Party to exercise any of its remedies hereunder and (ii) the occurrence of any other event which could reasonably be expected to have a material impairment on the aggregate value of the Collateral or on the security interests created hereby.

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Section 4.18Perfection through Possession and Control.

(a)Without limiting the generality of Section 4.02, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper or Supporting Obligation, or if any property constituting Collateral shall be stored or shipped subject to a Document, each Grantor shall ensure that such Instrument, Tangible Chattel Paper, Supporting Obligation or Document is either in the possession of such Grantor at all times or, if requested by the Secured Party to perfect its security interest in such Collateral, is delivered to the Secured Party duly endorsed in a manner satisfactory to the Secured Party.  Each Grantor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Secured Party indicating the Secured Party’s security interest in such Tangible Chattel Paper.

(b)Without limiting the generality of Section 4.02, each Grantor shall deliver to the Secured Party promptly upon the receipt thereof by or on behalf of such Grantor, all certificates and instruments constituting Certificated Securities or Pledged Equity Interests.  Prior to delivery to the Secured Party, all such certificates constituting Certificated Securities or Pledged Equity Interests shall be held in trust by such Grantor for the benefit of the Secured Party pursuant hereto.  All such certificates representing Certificated Securities or Pledged Equity Interests shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank.

Section 4.19Collateral Held by Warehouseman, Bailee, etc.

(a)Without limiting the generality of Section 4.02, if any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of a Grantor, such Grantor shall (i) notify the Secured Party of such possession, (ii) notify such Person in writing of the Secured Party’s security interest in such Collateral, (iii) instruct such Person to hold all such Collateral for the Secured Party’s account and subject to the Secured Party’s instructions and (iv) unless otherwise consented to in writing by the Secured Party, obtain (A) a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Secured Party and (B) such other documentation required by the Secured Party (including subordination and access agreements).

(b)Without limiting the generality of Section 4.02, each Grantor shall perfect and protect such Grantor’s ownership interests in all Inventory stored with a consignee against creditors of the consignee by filing and maintaining financing statements against the consignee reflecting the consignment arrangement filed in all appropriate filing offices, providing any written notices required by the UCC to notify any prior creditors of the consignee of the consignment arrangement, and taking such other actions as may be appropriate to perfect and protect such Grantor’s interests in such Inventory under Section 2-326, Section 9-103, Section 9-324 and Section 9-505 of the UCC or otherwise, which such financing statements filed pursuant to this Section shall be assigned to the Secured Party.

ARTICLE V.

ACCOUNTS AND COLLECTION OF ACCOUNTS

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Section 5.01Deposit Accounts.

(a)Each Grantor shall cause all deposit accounts and securities accounts (other than ESCO Excluded Accounts) to be subject at all times to a fully effective Control Agreement.

(b)Unless otherwise directed by the Secured Party during the existence of an Event of Default or following the occurrence of a Termination Event or Early Termination Date, all amounts that are available for distribution from the Controlled Accounts shall be applied in accordance with the Facility Agreement.

(c)During the existence of an Event of Default or following the occurrence of a Termination Event or an Early Termination Date, all amounts that are deposited or held in the Controlled Accounts shall be applied as determined by the Secured Party in accordance with the Facility Agreement and the Control Agreements.

(d)Each Grantor shall maintain in effect and perform all of its obligations under each Control Agreement to which it is a party, without modification thereto, except as approved in writing by the Secured Party.

(e)Immediately upon the creation or acquisition of any new deposit account or securities account or any interest therein by a Grantor (other than an Excluded Account), such Grantor shall cause to be in full force and effect, prior to the deposit of any funds therein, a Control Agreement duly executed by such Grantor, the Secured Party and the applicable Depositary Bank, and the Perfection Certificate shall be deemed to have been updated to include such newly created or acquired deposit account upon satisfaction of the foregoing.

Section 5.02Operation of Collateral Accounts during Event of Default.  Upon the occurrence and during the continuance of an Event of Default or following the occurrence of a Termination Event or Early Termination Date, upon written notice to any Grantor, the Secured Party shall be permitted to (i) retain, or instruct the relevant Depositary Bank to retain, all cash and investments held in any Collateral Account, (ii) liquidate or issue entitlement orders with respect to, or instruct the relevant Depositary Bank to liquidate, any or all investments or financial assets held in any Collateral Account, (iii) issue a Notice of Exclusive Control or other similar instructions with respect to any Collateral Account and instruct the Depositary Bank to follow the instructions of the Secured Party, and (iv) withdraw any amounts held in any Collateral Account and apply such amounts in accordance with the terms of this Agreement.

Section 5.03Collection of Accounts.

(a)Each Grantor shall, in a manner consistent with the provisions of this Article V and the Facility Documents and in a manner consistent with past practice and in the ordinary course of business, endeavor to cause to be collected from the account debtor named in each Grantor’s Accounts Receivable, as and when due (including amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures), any and all amounts owing under or on account of such Accounts Receivable and shall, if required to do so pursuant to the terms of this Agreement, cause such collections to be deposited or held in a Collateral Account.

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(b)Each Grantor shall, and the Secured Party hereby authorizes each Grantor to, enforce and collect all amounts owing to such Grantor on such Grantor’s Inventory and Accounts Receivable, for the benefit and on behalf of the Secured Party; provided, however, that such privilege may in the sole discretion of the Secured Party, upon prior written notice to such Grantor, be terminated upon the occurrence and during the continuance of an Event of Default or if a Termination Event or Early Termination Date shall have occurred.

ARTICLE VI.

Intellectual property

Section 6.01Intellectual Property.  Each Grantor represents and warrants that:  (i) each Grantor is the true and lawful owner or licensee of the Trademarks and Trademark Licenses listed on the most recent Perfection Certificate delivered to the Secured Party and that said listed Trademarks and Trademark Licenses constitute all the marks registered in the United States Patent and Trademark Office and all trademark licenses that such Grantor now owns or uses in connection with its business; (ii) each Grantor is the true and lawful owner or licensee of all rights in the Patents and Patent Licenses listed on the most recent Perfection Certificate delivered to the Secured Party and that said Patents and Patent Licenses constitute all the United States patents and applications for United States patents and all patent licenses that such Grantor now owns or uses in connection with its business; and (iii) each Grantor is the true and lawful owner or licensee of all rights in the Copyright registrations and the Copyright Licenses identified as owned by such Grantor and listed on the most recent Perfection Certificate delivered to the Secured Party and that said Copyrights and Copyright Licenses constitute all the registered United States copyrights and copyright licenses that such Grantor now owns or uses in connection with its business.  Each Grantor further warrants that it is aware of no third-party claim that any aspect of such Grantor’s present or contemplated business operations infringes or will infringe any trademark, service mark, patent or copyright in a manner which could have a Material Adverse Effect.

Section 6.02Collateral Assignments; Further Assurances.  Upon reasonable request of the Secured Party whenever made, each Grantor shall promptly execute and deliver to the Secured Party such Collateral Assignment Agreements as the Secured Party shall request in connection with such Grantor’s Intellectual Property.  Each Grantor agrees that it will take such action, and deliver such documents or instruments, as the Secured Party shall reasonably request in connection with the preparation, filing or registration and enforcement of any Collateral Assignment Agreement.

Section 6.03Licenses and Assignments.  Each Grantor hereby agrees not to divest itself of any material right under or with respect to any Intellectual Property material to its business other than in the ordinary course of business or as expressly permitted pursuant to the Facility Agreement absent prior written approval of the Secured Party.

Section 6.04Infringements.  Each Grantor agrees, promptly upon learning thereof, to notify the Secured Party in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of a Grantor’s rights in and to any Intellectual Property that could reasonably be

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expected to have a Material Adverse Effect (any such Intellectual Property, “Significant Intellectual Property”), or with respect to any party claiming that a Grantor’s use of any Significant Intellectual Property violates any property right of that party, to the extent that such infringement or violation could reasonably be expected to have a Material Adverse Effect. Each Grantor further agrees to prosecute any Person infringing any Significant Intellectual Property in a manner consistent with its past practice and in the ordinary course of business.

Section 6.05Trademarks.

(a)Preservation of Trademarks.  Each Grantor agrees to use or license the use of its Trademarks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Trademarks as trademarks or service marks registered under the laws of the United States, except where such Grantor in good faith determines it is commercially reasonable to abandon a Trademark.

(b)Maintenance of Registration.  Except where a Grantor determines in good faith it is commercially reasonable to abandon a Trademark or a Trademark application, each Grantor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. §§ 1051, et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Trademarks pursuant to 15 U.S.C. §§ 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith.

(c)Future Registered Trademarks.  If any mark registration issued hereafter to any Grantor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, then, in accordance with Section 4.06(a), within ten (10) Local Business Days of receipt of such certificate, such Grantor shall deliver to the Secured Party an updated Perfection Certificate, together with a copy of such certificate, and a grant of security in such mark to the Secured Party, confirming the grant thereof hereunder, the form of such confirmatory grant to be in form and substance reasonably acceptable to the Secured Party.

Section 6.06Patents.

(a)Maintenance of Patents.  Each Grantor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. §41 to maintain in force rights under each Patent held by such Grantor, except where such Grantor in good faith determines it is commercially reasonable to abandon such Patent.

(b)Prosecution of Patent Applications.  Each Grantor shall maintain all Patents issued to such Grantor and shall diligently prosecute all applications for United States patents, and shall not abandon any such application, except in favor of a continuation application based on such application, prior to exhaustion of all administrative and judicial remedies, except where such Grantor in good faith determines it is commercially reasonable to abandon such Patent or application.

Section 6.07Other Patents and Copyrights.  In accordance with Section 4.06(a), within ten (10) Local Business Days of acquisition of a United States Patent or Copyright, or of filing of an application for a United States Patent by any Grantor, such Grantor shall deliver to the

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Secured Party an updated Perfection Certificate, together with a copy of said Patent or Copyright, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be in form and substance acceptable to the Secured Party.

Section 6.08Remedies Relating to Intellectual Property.  If an Event of Default shall occur and be continuing or a Termination Event or Early Termination Date shall have occurred, the Secured Party may, by providing any Grantor with written notice, take any or all of the following actions: (i) declare the entire right, title and interest of such Grantor in and to each of the Copyrights, Patents and Trademarks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest in the Secured Party, in which case such Grantor agrees to execute an assignment in form and substance reasonably satisfactory to the Secured Party of all its rights, title and interest in and to all of such Grantor’s Copyrights, Patents and Trademarks to the Secured Party; (ii) take and practice or sell such Grantor’s Copyrights or Patents and take and use or sell such Grantor’s Trademarks and the good will of such Grantor’s business symbolized by the Trademarks and the right to carry on the business and use the assets of such Grantor in connection with which the Trademarks have been used; and (iii) direct such Grantor to refrain, in which event such Grantor shall refrain, from using the Copyrights, Patents and Trademarks in any manner whatsoever, directly or indirectly, and execute such other and further documents that the Secured Party may request in connection with such Grantor’s obligations under this Agreement and to transfer ownership of such Grantor’s Copyrights, Patents and Trademarks, and registrations and any pending trademark application, to the Secured Party.

ARTICLE VII.

Power of Attorney

Section 7.01Appointment and Powers of Secured Party.  Each Grantor hereby irrevocably constitutes and appoints the Secured Party and all agents thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably necessary action and to execute any and all documents and instruments that may be reasonably necessary to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Grantor, to do the following:

(a)during the continuance of an Event of Default or after the occurrence of a Termination Event or Early Termination Date and after delivering written notice to any Grantor, on behalf of such Grantor, to sell, transfer, pledge, license, lease, otherwise dispose of, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, such Grantor’s expense, from time to time all acts and things which Secured Party deems reasonably necessary to protect, preserve or realize upon the Collateral and the Security Interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do in accordance with applicable law, including: (i) making, settling and adjusting claims in respect of Collateral under policies of insurance,

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endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the Proceeds of such policies of insurance and making all determinations and decisions with respect thereto; (ii) to receive, endorse, present, assign, deliver and/or otherwise deal with any and all notes, acceptances, letters of credit, checks, drafts, money orders, or other evidences of payment relating to the Collateral of such Grantor or any part thereof; (iii) to demand, collect, receive payment of, and give receipt for and give credits, allowances, discounts, discharges, releases and acquittances of and for any or all of the Collateral; (iv) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral of such Grantor; (v) to send verifications of any or all of the Accounts Receivable of any Grantor to their respective account debtors; (vi) to commence and prosecute any and all suits, actions or proceedings at law or in equity in or before any court or other tribunal (including any arbitration proceedings) to collect or otherwise realize on all or any of the Collateral, or to enforce any rights of any Grantor in respect of any of its Collateral; (vii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any or all of the Collateral; (viii) to notify, or require any Grantor to notify or cause to be notified, its account debtors to make payment directly to the Secured Party or to a Controlled Account; or (ix) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any or all of the Collateral, and to do all other acts and things reasonably necessary or appropriate to carry out the intent and purposes of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes;

(b)during the continuance of an Event of Default or after the occurrence of a Termination Event or Early Termination Date and after delivering written notice to any Grantor, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to such Grantor’s Trademarks, Copyrights and patentable inventions and processes; (ii) exercising voting rights with respect to voting securities, which rights may be exercised, if Secured Party, so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities; and (iii) executing, delivering and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(c)to the extent that sny Grantor’s authorization given in Section 4.04 is not sufficient, to file such financing statements with respect hereto, with or without such Grantor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as Secured Party may deem reasonably necessary and to execute in such Grantor’s name such financing statements and amendments thereto and continuation statements which may require such Grantor’s signature.

Section 7.02Ratification by Each Grantor.  To the extent permitted by applicable law, eah Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Article VII.  This power of attorney is a power coupled with an interest and is irrevocable until the termination of this Agreement pursuant to Section 9.09.

Section 7.03No Duty on Secured Party.  Except as set forth in Section 7.04, the powers conferred on Secured Party, its directors, officers and agents pursuant to this Article VII are solely to protect Secured Party’s interests in the Collateral and shall not impose any duty upon

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any of them to exercise any such powers.  Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for Secured Party’s own bad faith, gross negligence or willful misconduct.

Section 7.04Rights of Customers.  Notwithstanding Section 7.03, the Control Agreements or anything in this Agreement to the contrary, the Secured Party acknowledges that each Grantor’s Customers may, by law or regulation or pursuant to any Approved Customer Contracts, have rights prior to such Grantor’s rights or to Secured Party’s rights pursuant to its security interest to all or a substantial portion of the monies held within the Controlled Accounts.  Secured Party agrees to indemnify, defend and hold each Grantor, such Grantor’s directors, officers and agents harmless from and against all claims, lawsuits, damages, judgments, expenses and costs (including reasonable attorneys fees) arising from or related to any claim or action by a Customer (or the successor, assign, heir or legatee of a Customer) to the extent that the Customer’s monies have been misapplied, converted, misappropriated or the like, and where Secured Party’s or its agent’s actions or omissions caused such misapplication, conversion, misappropriation or the like and where Secured Party knew or should have known of such Customer’s prior rights in such monies.

ARTICLE VIII.

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT,
TERMINATION EVENT, or Early Termination Date

Section 8.01Remedies Generally. Each Grantor agrees that, if any Event of Default shall have occurred and be continuing or a Termination Event or Early Termination Date shall have occurred and Secured Party shall elect to exercise its remedies with respect to the Collateral by providing written notice to such Grantor, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Secured Party, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may exercise any or all of the following rights (all of which each Grantor hereby agrees is commercially reasonable to the fullest extent permitted under applicable law now or hereafter in effect):

(a)personally, or by agents’ attorneys or other authorized representatives, immediately retake possession of the Collateral or any part thereof from any Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Grantor’s or such other Person’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of any Grantor;

(b)instruct the obligor or obligors on any Account Receivable, agreement, instrument or other obligation (including account debtors) constituting the Collateral to make any payment required by the terms of such Account Receivable, agreement, instrument or other obligation directly to the Secured Party and/or directly to a lockbox under the sole dominion and control of the Secured Party;

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(c)sell, assign or otherwise liquidate, or direct any Grantor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

(d)issue a Notice of Exclusive Control or similar instructions with respect to any or all of the Collateral Accounts and issue entitlement orders or instructions with respect thereto;

(e)except as set forth in Sections 5.01(c) and 7.04, withdraw any or all monies, securities and/or instruments in any Collateral Account for application to the Secured Obligations in accordance with Section 8.05;

(f)pay and discharge taxes, Liens or claims on or against any of the Collateral;

(g)pay, perform or satisfy, or cause to be paid, performed or satisfied, for the benefit of any Grantor, any of the obligations, terms, covenants, provisions or conditions to be paid, observed, performed or satisfied by any Grantor under any contract, agreement or instrument relating to its Collateral, all in accordance with the terms, covenants, provisions and conditions thereof, as and to the extent that such Grantor fails or refuses to perform or satisfy the same;

(h)enter into any extension of, or any other agreement in any way relating to, any of the Collateral;

(i)make any compromise or settlement the Secured Party deems reasonably necessary with respect to any of the Collateral; and/or

(j)take possession of the Collateral or any part thereof, by directing any Grantor or any other Person in possession thereof in writing to deliver the same to the Secured Party at any place or places designated by the Secured Party, in which event such Grantor shall at its own expense:

(i)forthwith cause the same to be moved to the place or places so designated by the Secured Party and delivered to the Secured Party,

(ii)store and keep any Collateral so delivered to the Secured Party at such place or places pending further action by the Secured Party as provided in Section 8.02, and

(iii)while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain them in substantially the same condition prior to such action;

it being understood that any Grantor’s obligation to so deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by such Grantor of said obligation.

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Section 8.02Disposition of the Collateral.  Upon the occurrence and continuance of an Event of Default or a Termination Event or Early Termination Date shall have occurred and after delivering written notice to any Grantor, any Collateral repossessed by the Secured Party under or pursuant to Section 8.01 and any other Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable.  Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party or after any overhaul or repair which the Secured Party shall determine to be commercially reasonable.  Except in the case of any Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, (i) in the case of any such disposition which shall be a private sale or other private proceedings permitted by such requirements, such sale shall be made upon not less than ten (10) days’ written notice to such Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefore, and shall be subject, for the ten (10) days after the giving of such notice, to the right of such Grantor or any nominee of such Grantor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified, and (ii) in the case of any such disposition which shall be a public sale permitted by such requirements, such sale shall be made upon not less than ten (10) days’ written notice to such Grantor, on behalf of such Grantor, specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Secured Party’s sole option, be subject to reserve), after publication of notice of such auction not less than ten days prior thereto in two newspapers in general circulation in the city where such Collateral is located.  To the extent permitted by any such requirement of law, the Secured Party may bid for and become the purchaser (by bidding in Secured Obligations or otherwise) of the Collateral or any item thereof offered for sale in accordance with this Section without accountability to any Grantor (except to the extent of surplus money received as provided in Section 8.05).  Unless so obligated under mandatory requirements of applicable law, the Secured Party shall not be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to a Grantor as hereinabove specified.  The Secured Party need give a Grantor only such notice of disposition as the Secured Party shall deem to be reasonably practicable in view of such mandatory requirements of applicable law.

Section 8.03Grant of License to Use Intellectual Property.  For the purpose of enabling the Secured Party to exercise rights and remedies under this Article VIII at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies and for no other purpose, each Grantor hereby grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign or sublicense any of the Intellectual Property of such Grantor, now owned or hereafter acquired by such Grantor, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

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Section 8.04Waiver of Claims.  Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY’S TAKING POSSESSION OR THE SECURED PARTY’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ANY GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and such Grantor hereby further waives, to the extent permitted by law and except as provided in Section 7.04: (i) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party’s rights hereunder; and (ii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and such Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws to the fullest extent permitted by applicable law now or hereafter in effect.  Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of any Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

Section 8.05Application of Proceeds.  Subject to the rights of Customers described in Section 7.04, all Collateral and proceeds of Collateral obtained and realized by the Secured Party in connection with the enforcement of this Agreement pursuant to this Article VIII shall be applied as follows:

(a)first, to the payment to the Secured Party, for application to the Secured Obligations as provided in the Facility Agreement; and

(b)second, to the extent remaining after the application pursuant to the preceding clause (i) and following the termination of this Agreement pursuant to Section 9.09, to such Grantor or to whomever may be lawfully entitled to receive such payment.

Section 8.06Remedies Cumulative.  Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given under this Agreement or the other Facility Documents or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party.  All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any other or others.  No delay or omission of the Secured Party in the exercise of any such right, power or remedy, or partial or single exercise thereof, and no renewal or extension of any of the Secured Obligations, shall impair or constitute a waiver of any such right, power or remedy or shall be construed to be a waiver of any Potential Event of Default, Event of Default or Termination Event or an acquiescence therein.  No notice to or demand on any Grantor in any case shall entitle it to any

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other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.  In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable, actual expenses, including attorneys’ fees, and the amounts thereof shall be included in such judgment.

Section 8.07Discontinuance of Proceedings.  In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case each Grantor, the Secured Party and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

Section 8.08Purchasers of Collateral.  Upon any sale of any of the Collateral by the Secured Party hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Secured Party or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication or non-application thereof.

ARTICLE IX.

MISCELLANEOUS

Section 9.01Notices.  Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing, sent by telecopier, mailed or delivered, (i) if to a Grantor, to such Grantor at the address specified in or pursuant to the Facility Agreement and (ii) if to the Secured Party, to it at its address specified in or pursuant to the Facility Agreement.  All such notices and communications shall be mailed, telecopied, sent by overnight courier or delivered, and shall be effective when received.

Section 9.02Entire Agreement.  This Agreement together with the Facility Documents contains the complete agreement between each Grantor and the Secured Party with respect to the subject matter of this Agreement and supersedes all other agreements, whether written or oral, with respect to the matters contained therein.

Section 9.03Obligations Absolute.  The obligations of each Grantor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Secured Obligations (other than unasserted contingent obligations), including:

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(a)any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from other Facility Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(b)any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

(c)any furnishing of any additional security to the Secured Party or its assignee or any acceptance thereof or any release of any security by the Secured Party or its assignee;

(d)any limitation on any Person’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof;

(e)any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to each Grantor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding; or

(f)to the fullest extent permitted by applicable law now or hereafter in effect, any other event or circumstance which, but for this provision, might release or discharge a guarantor or other surety from its obligations as such.

Section 9.04Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.  No Grantor may assign this Agreement or any of its obligations hereunder unless such assignment is with the prior written consent of Secured Party or is in accordance with the Facility Agreement.

Section 9.05Headings Descriptive.  The headings are inserted for convenience and are to be ignored for the purposes of construction.

Section 9.06Severability.  The invalidity, in whole or in part, of any of the foregoing Sections or provisions of this Agreement will not affect the validity of the remainder of such Sections or provisions.

Section 9.07Enforcement Expenses, etc. Each Grantor agrees to pay, to the extent not paid pursuant to the requirements of the Facility Agreement, all reasonable, actual and documented out-of-pocket costs and expenses of the Secured Party in connection with the enforcement of this Agreement, the preservation of the Collateral, the perfection of the security interest, and any amendment, waiver or consent relating hereto (including the reasonable, actual and documented out-of-pocket fees and disbursements of counsel employed by the Secured Party).

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Section 9.08Release of Portions of Collateral. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Facility Agreement, the security interest created hereby in any Collateral that is so sold, transferred, or otherwise disposed of shall automatically terminate and be released upon the closing of such sale, transfer, or other disposition, and such Collateral shall be sold free and clear of the Lien and security interest created hereby; provided, however, that such security interest will continue to attach to all proceeds of such sales or other dispositions.  Upon the occurrence of the events described in the foregoing sentence, the Secured Party agrees to execute a release of such Collateral and authorize the filing of a UCC-3 financing statement releasing such collateral, as is reasonably requested by the applicable Grantor.

Section 9.09Continuing Agreement; Termination; Reinstatement.

(a)This Agreement shall remain in full force and effect until the earlier of (i) the occurrence of the Facility Termination Date or (ii) the occurrence of the Collateral Release Date, at which time this Agreement shall terminate (other than obligations under this Agreement which expressly survive such termination) and the Secured Party, at the request and expense of each Grantor, will execute and deliver to such Grantor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) all of the Collateral of such Grantor as may be in the possession of the Secured Party and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

(b)This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable, actual and documented out-of-pocket costs and expenses (including any reasonable, actual and documented out-of-pocket legal fees and disbursements) incurred by the Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

Section 9.10Other Creditors, etc. Not Third-Party Beneficiaries.  No creditor of any Grantor, or other Person claiming by, through or under any Grantor or any of any Grantor’s Affiliates, other than the Secured Party, and its successors and assigns, shall be a beneficiary or third-party beneficiary of this Agreement or otherwise shall derive any right or benefit herefrom.

Section 9.11Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed will be deemed an original but all of which together will constitute one and the same instrument.  Furthermore, a facsimile or photocopied counterpart of this Agreement will be sufficient to bind a party hereto to the same extent as an original.

Section 9.12Amendments.  No amendment or waiver of any provision of this Agreement and no consent to any departure by any Grantor shall in any event be effective unless

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the same shall be in writing and signed by the Secured Party and such Grantor, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific Grantor and the specific purpose for which given.

Section 9.13Separate Actions.  A separate action may be brought and prosecuted against any Grantor, any guarantor or obligor, and whether or not any other guarantor or obligor or Grantor be joined in such action or actions.

Section 9.14Governing Law; Venue; Waiver of Jury Trial.

(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE SECURED PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.  EACH PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c)EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 9.15Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including real property and securities owned by any Grantor), or by a guarantee, endorsement or property of any other Person, then the Secured Party shall have the right to proceed against such other property, guarantee or

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endorsement upon the occurrence of any Event of Default, Termination Event, or Early Termination Date and the Secured Party shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Secured Party under this Agreement, under any other of the Facility Documents or under any other document relating to the Secured Obligations.

Section 9.16Marshaling.  The Secured Party shall not be required to marshal any present or future collateral security (including the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

Section 9.17Damages.  The Secured Party and each Grantor hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Facility Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any dispute under this Agreement or any other Facility Document, whether such dispute is resolved through arbitration or judicially.

Section 9.18Bailment for Perfection of Certain Security Interests.  EDF agrees that if EDF, or agents or bailees of EDF, shall at any time be in possession or control of any Collateral or of any account in which Collateral is held that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held (such Collateral being referred to herein as the “Pledged or Controlled Collateral”), EDF shall, solely for the purpose of perfecting the security interests of EDFT NA granted under this Agreement or the Pledge Agreement and subject to the terms and conditions of this Section 9.18, also hold such Pledged or Controlled Collateral as bailee for EDFT NA.  EDFT NA agrees that if EDFT NA, or agents or bailees of EDFT NA, shall at any time be in possession or control of any Pledged or Controlled Collateral, EDFT NA shall, solely for the purpose of perfecting the security interests of EDF granted under this Agreement or the Pledge Agreement and subject to the terms and conditions of this Section 9.18, also hold such Pledged or Controlled Collateral as bailee for EDF.  The obligations and responsibilities of EDF to EDFT NA under this Section 9.18 and the obligations and responsibilities of EDFT NA to EDF under this Section 9.18 shall be limited solely to holding or controlling the Pledged or Controlled Collateral as bailee in accordance with this Section 9.18.  Without limiting the foregoing, neither EDF nor EDFT NA shall have any obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any Grantor or other grantor or pledgor thereof.

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Section 9.19Appointment of Collateral Agent.  EDFT NA hereby appoints EDF to act as collateral agent with respect to the Liens granted herein, including acting as EDFT NA’s collateral agent with respect to any Deposit Account Control Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

GRANTOR:	SUMMER ENERGY, LLC By:_/s/ Neil Leibman____________________ Name: Neil Leibman Title: Manager
GRANTOR:	SUMMER ENERGY NORTHEAST, LLC By:_/s/ Neil Leibman____________________ Name: Neil Leibman Title: Manager

Signature Page to Security Agreement – EDF and ESCO

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Accepted by: EDF ENERGY SERVICES, LLC, as Secured Party BY:_/s/ Terry Nutt____________________ Name:Terry Nutt Title: Chief Financial Officer
EDF TRADING NORTH AMERICA, LLC, as Secured Party BY:_/s/ Terry Nutt____________________ Name:Terry Nutt Title: Chief Financial Officer

Signature Page to Security Agreement – EDF and ESCO

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Exhibit A to
Security Agreement

FORM OF PERFECTION CERTIFICATE

A-1      Exhibit A -- Security Agreement – Summer Energy

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PERFECTION CERTIFICATE

In connection with proposed transactions by and among Summer Energy, LLC, a [_______] limited liability company (“Summer Energy”), and Summer Energy Northeast, LLC, (collectively with Summer Energy, [______], the “Grantors” and each individually a “Grantor”), as grantors, and EDF Energy Services, LLC and EDF Trading North America, LLC, as secured parties (collectively, the “Secured Parties”), Summer Energy hereby certifies as follows:

Section 1.Legal Names, Organizations and Jurisdictions of Organization.  The exact legal name, the type of organization and the jurisdiction of organization or formation, as applicable, of each Grantor is as follows:

Grantor	Type of Organization	Jurisdiction of Organization/ Formation

Section 2.Organizational and Federal Taxpayer Identification Numbers.  The state issued organizational identification number and federal taxpayer identification number of each Grantor is as follows:

Grantor	Organizational Identification Number	Federal Taxpayer Identification Number	Legal Entity Identifier

Section 3.Chief Executive Offices and Mailing Addresses.  The chief executive office address and mailing address, including, in each case, street address, city, county, state and ZIP code, of each Grantor is as follows:

Grantor	Chief Executive Office/ Principal Place of Business

Section 4.Changes in Name, Jurisdiction of Organization or Corporate Structure.  Except as set forth below, no Grantor has changed its legal name, jurisdiction of organization or corporate structure in any way (e.g., merger, consolidation, conversion, change in corporate form, change in jurisdiction of organization or otherwise) within the past five years:

A-2      Exhibit A -- Security Agreement – Summer Energy

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Section 5.Location of Equipment and Inventory.  No Grantor has any Equipment or Inventory located at any location not identified below.

Grantor	Location

Section 6.Prior Names.  Set forth below is each trade name, fictitious name or other name (excluding the legal name) used by each Grantor or by which such Grantor has been known or has transacted any business:

Grantor	Name

Section 7.Intellectual Property.  Set forth below is a list of all copyrights, trademarks, patents, and applications therefor owned or used by each Grantor:

(a)Copyrights and Copyright Licenses:

Grantor	Copyright	Registration Number	Registration Date

(b)Trademarks and Trademark Licenses:

Grantor	Trademark	Country	Application No. and/or Registration No.	Application Filing Date and/or Registration Date

(c)Patents and Patent Licenses:

Grantor	Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)

Section 8.Deposit Accounts and Securities Accounts.  Set forth below is a list of all deposit accounts and securities accounts of each Grantor:

A-3      Exhibit A -- Security Agreement – Summer Energy

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Grantor	Depositary Institution & Address	Account Number	Type of Account	Account Name

Section 9.Instruments.  Set forth below is a list of all instruments that evidence amounts owed to Summer Energy:

Amount	Date of Instrument	Date of Maturity

Section 10.Commercial Tort Claims.  The following is a list of each commercial tort claim held by each Grantor:

Amount of Claim	Brief Description of Claim

Section 11.Real Estate Related Collateral.

(a)Fixtures.  Set forth below are all the locations where each Grantor owns or leases any real property:

Address (including County)	Owned or Leased	Name and Address of Landlord (Leased Property)

(b)“As Extracted” Collateral.  Set forth below are all the locations where each Grantor owns, leases or has an interest in any wellhead or minehead:

(c)Timber to be Cut.  Set forth below are all locations where each Grantor owns goods that constitute timber to be cut:

[Signature Page Follows.]

A-4      Exhibit A -- Security Agreement – Summer Energy

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IN WITNESS WHEREOF, the Grantors has caused this Perfection Certificate to be executed as of the ___ day of May, 2018 by its officer thereunto duly authorized.

SUMMER ENERGY, LLC By: Name: Neil Leibman Its: Manager

SUMMER ENERGY NORTHEAST, LLC By: Name: Neil Leibman Its: Manager

 B-1-1 Exhibit B-1 - Security Agreement - Summer Energy

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Exhibit B-1
to Security Agreement

FORM OF COLLATERAL ASSIGNMENT OF COPYRIGHTS

COLLATERAL ASSIGNMENT OF COPYRIGHTS dated as of __________, 20__ (this “Agreement”), between ___________________ (together with its successors and assigns, the “Assignor”) and EDF Energy Services, LLC and EDF Trading North America, LLC, as secured party (together with their respective successors and assigns in such capacity, collectively the “Secured Party”):

RECITALS:

(1)This Agreement is made pursuant to that certain Energy Services Agreement, dated as of [  ], 2018, by and among Summer Energy, LLC, a Texas limited liability company, Summer Energy Northeast, LLC, a Texas limited liability company, EDF Energy Services, LLC, a Delaware limited liability company, and EDF Trading North America, LLC, a Texas limited liability company (as amended, supplemented, or otherwise modified from time to time, the “Facility Agreement”).

(2)In connection with the Facility Agreement, the Assignor is a party that certain Security Agreement, dated as of [  ], 2018, by and among the Assignor, the other Grantors party thereto and the Secured Party (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”), pursuant to which the Assignor has granted to the Secured Party a continuing security interest in, assignment of and lien on substantially all of its assets, whether now owned or existing or hereafter acquired or arising.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby covenants and agrees with the Secured Party as follows:

Section 1.Defined Terms.  Terms used herein without definition shall have the respective meanings ascribed thereto in the Security Agreement.

Section 2.Assignment and Grant of Security Interest.  As security for the prompt payment and performance of the Secured Obligations, the Assignor hereby assigns, transfers, conveys and grants to the Secured Party a security interest in, a general lien upon and/or a right of set-off against (whether now owned or hereafter acquired by the Assignor and whether acquired in the United States or elsewhere in the world) all right, title and interest of the Assignor in and to the following, whether now existing or hereafter acquired:

(i)all copyrights in any work subject to copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise (including, without limitation, those listed on Schedule A hereto);

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(ii)all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (including, without limitation, those listed on Schedule A to this Agreement);

(iii)all reissues, continuations, continuations-in-part, extensions and divisions of any of the foregoing;

(iv)all licenses and other agreements relating in whole or in part to any of the foregoing, including all rights to payments in respect thereof;

(v)all rights to sue for past, present or future infringements of any of the foregoing;

(vi)all good will related to any of the foregoing;

(vii)to the extent not included above, all general intangibles (as such term is defined in the UCC) of the Assignor related to the foregoing; and

(viii)all proceeds of any and all of the foregoing.

Section 3.Reference to Separate Security Agreement.  This Agreement has been entered into by the Assignor and the Secured Party primarily for recording purposes as contemplated by the Security Agreement.  In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of such Security Agreement, the terms and provisions of such Security Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

[__________________________] By:__________________________________ Name: Title:
Accepted and acknowledged by: EDF ENERGY SERVICES, LLC By:____________________________ Name: Title:
EDF TRADING NORTH AMERICA, LLC By:____________________________ Name: Title:

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Schedule A

to Collateral Assignment of Copyrights

Copyright No.	Owner	Issue Date

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Exhibit B-2
to Security Agreement

FORM OF COLLATERAL ASSIGNMENT OF PATENTS

COLLATERAL ASSIGNMENT OF PATENTS dated as of __________, 20__ (this “Agreement”), between ___________________ (together with its successors and assigns, the “Assignor”) and EDF Energy Services, LLC and EDF Trading North America, LLC, as secured party (together with their respective successors and assigns in such capacity, collectively the “Secured Party”):

RECITALS:

(1)This Agreement is made pursuant to that certain Energy Services Agreement, dated as of [  ], 2018, by and among Summer Energy, LLC, a Texas limited liability company, Summer Energy Northeast, LLC, a Texas limited liability company, EDF Energy Services, LLC, a Delaware limited liability company, and EDF Trading North America, LLC, a Texas limited liability company (as amended, supplemented, or otherwise modified from time to time, the “Facility Agreement”).

(2)In connection with the Facility Agreement, the Assignor is party to that certain Security Agreement, dated as of [  ], 2018, by and among the Assignor, the other Grantors party thereto and the Secured Party (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”), pursuant to which the Assignor has granted to the Secured Party a continuing security interest in, assignment of and lien on substantially all of its assets, whether now owned or existing or hereafter acquired or arising.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby covenants and agrees with the Secured Party as follows:

Section 1.Defined Terms.  Terms used herein without definition shall have the respective meanings ascribed thereto in the Security Agreement.

Section 2.Assignment and Grant of Security Interest.  As security for the prompt payment and performance of the Secured Obligations, the Assignor hereby assigns, transfers, conveys and grants to the Secured Party a security interest in, a general lien upon and/or a right of set-off against (whether now owned or hereafter acquired by the Assignor and whether acquired in the United States or elsewhere in the world) all right, title and interest of the Assignor in and to the following, whether now existing or hereafter acquired:

(i)all of the Patents issued by the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A hereto);

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(ii)all applications for Patents to be issued by the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A to this Agreement);

(iii)all Patents issued by any other country or any office, agency or other Governmental Authority thereof;

(iv)all applications for Patents to be issued by any office, agency or other Governmental Authority referred to in clause (iii) above;

(v)all registrations and recordings with respect to any of the foregoing;

(vi)all reissues, continuations, continuations-in-part, extensions and divisions of any of the foregoing;

(vii)all licenses and other agreements relating in whole or in part to any Patents, inventions, processes, production methods, proprietary information or know-how covered by any of the foregoing, including all rights to payments in respect thereof;

(viii)all rights to sue for past, present or future infringements of any of the foregoing;

(ix)all good will related to any of the foregoing;

(x)to the extent not included above, all general intangibles (as such term is defined in the UCC) of the Assignor related to the foregoing; and

(xi)all proceeds of any and all of the foregoing.

Section 3.Reference to Separate Security Agreement.  This Agreement has been entered into by the Assignor and the Secured Party primarily for recording purposes as contemplated by the Security Agreement.  In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of such Security Agreement, the terms and provisions of such Security Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

[__________________________] By:__________________________________ Name: Title:
Accepted and acknowledged by: EDF ENERGY SERVICES, LLC By:____________________________ Name: Title:
EDF TRADING NORTH AMERICA, LLC By:____________________________ Name: Title:

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Schedule A

to Collateral Assignment of Patents

U.S. Patent No./Application No.	Title/Inventor	Issue Date

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Exhibit B-3
to Security Agreement

FORM OF COLLATERAL ASSIGNMENT OF TRADEMARKS

COLLATERAL ASSIGNMENT OF TRADEMARKS dated as of __________, 20__ (this “Agreement”), between _________________________ (together with its successors and assigns, the “Assignor”) and EDF Energy Services, LLC and EDF Trading North America, LLC, as secured party (together with their respective successors and assigns in such capacity, collectively the “Secured Party”):

RECITALS:

(1)This Agreement is made pursuant to that certain Energy Services Agreement, dated as of [  ], 2018, by and among Summer Energy, LLC, a Texas limited liability company, Summer Energy Northeast, LLC, a Texas limited liability company, EDF Energy Services, LLC, a Delaware limited liability company, and EDF Trading North America, LLC, a Texas limited liability company (as amended, supplemented, or otherwise modified from time to time, the “Facility Agreement”).

(2)In connection with the Facility Agreement, the Assignor is a party to that certain Security Agreement, dated as of [  ], 2018, by and among Assignor, the other Grantors party thereto and the Secured Party (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”), pursuant to which the Assignor has granted to the Secured Party a continuing security interest in, assignment of and lien on substantially all of its assets, whether now owned or existing or hereafter acquired or arising.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby covenants and agrees with the Secured Party as follows:

Section 1.Defined Terms.  Terms used herein without definition shall have the respective meanings ascribed thereto in the Security Agreement.

Section 2.Assignment and Grant of Security Interest.  As security for the prompt payment and performance of the Secured Obligations, the Assignor hereby assigns, transfers, conveys and grants to the Secured Party a security interest in, a general lien upon and/or a right of set-off against (whether now owned or hereafter acquired by the Assignor and whether acquired in the United States or elsewhere in the world) all right, title and interest of the Assignor in and to the following, whether now existing or hereafter acquired:

(i)all trademarks, trade names and service marks registered with the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A to this Agreement);

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(ii)all applications for the registration of trademarks, trade names and service marks filed with the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A to this Agreement);

(iii)all trademarks, trade names and service marks registered with any office, agency or other Governmental Authority of any State, the District of Columbia or any possession or territory of the United States;

(iv)all trademarks, trade names and service marks registered with any office, agency or other Governmental Authority of any other country or any province, department or other governmental subdivision thereof;

(v)all registrations and recordings with respect to any of the foregoing;

(vi)all reissues, extensions and renewals of any of the foregoing;

(vii)all corporate names, business names, trade styles, logos, other source or business identifiers; all information, customer lists, identification of supplier, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to operations by the Assignor in, on or about any of its plants or warehouses; all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants; and all accounting information pertaining to operations in, on or about any of its plants and all media in which or on which all of the information or knowledge or data or records relating to its plants and warehouses may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, and the Secured Party shall keep all such information, knowledge, records or data strictly confidential in accordance with the Facility Agreement;

(viii)all licenses and other agreements relating in whole or in part to any of the foregoing, including all rights to payments in respect thereof;

(ix)all rights to sue for past, present or future infringements of any of the foregoing;

(x)all good will related to any of the foregoing;

(xi)to the extent not included above, all general intangibles (as such term is defined in the UCC) of the Assignor related to the foregoing; and

(xii)all proceeds of any and all of the foregoing.

Section 3.Reference to Separate Security Agreement.  This Agreement has been entered into by the Assignor and the Secured Party primarily for recording purposes as contemplated by the Security Agreement.  In the event of any inconsistency between any of the

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terms or provisions hereof and the terms and provisions of such Security Agreement, the terms and provisions of such Security Agreement shall govern.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

[__________________________] By:__________________________________ Name: Title:
Accepted and acknowledged by: EDF ENERGY SERVICES, LLC By:____________________________ Name: Title:
EDF TRADING NORTH AMERICA, LLC By:____________________________ Name: Title:

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Schedule A

to Collateral Assignment of
Trademarks

Trademarks	Registration No.
Summer Energy	4253461

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Exhibit C
to Security Agreement

FORM OF COLLATERAL ASSIGNMENT OF CONTRACTS

THIS COLLATERAL ASSIGNMENT OF CONTRACTS, dated as of __________, 20__ (this “Agreement”), is by and between ______________________ (herein, together with its successors and assigns, “Assignor”) and EDF Energy Services, LLC and EDF Trading North America, LLC, as secured party (herein, together with their respective successors and assigns in such capacity, collectively “Assignee”):

RECITALS:

(1)Except as otherwise defined herein, terms used herein and defined in the Security Agreement (as defined below), shall be used herein as therein defined.

(2)This Agreement is made pursuant to that certain Security Agreement, dated as of [  ], 2018, by and among Assignor, the other Grantors party thereto and Assignee (as the same may be from time to time further amended, supplemented or otherwise modified, the “Security Agreement”), which was entered into in connection with that certain Energy Services Agreement, dated as of [  ], 2018, by and among Summer Energy, LLC, Summer Energy Northeast, LLC, and Assignee (as the same may be from time to time further amended, supplemented or otherwise modified, and together with all schedules, annexes, confirmations and transactions thereunder, collectively, the “Facility Agreement”).

(3)Assignor has entered into the contracts and agreements listed on Schedule A hereto (the “Contracts”).

(4)Assignee has requested that Assignor execute and deliver this Agreement, and it is a requirement under Section 4.14 of the Security Agreement that this Agreement shall have been executed and delivered by Assignor to Assignee.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.Collateral Assignment; No Consents.  As collateral security for all debts, liabilities and obligations of Assignor now existing or hereafter arising under the Facility Documents, including, without limitation, the Secured Obligations, Assignor hereby collaterally assigns, transfers and sets over to Assignee all of its rights, but not its obligations, under the Contracts.  Assignor represents and warrants to Assignee that other than as disclosed on Schedule A hereto, no consent is required for the collateral assignment granted hereunder, and if any such consent is required, such consent has been obtained, each such consent to be in form and substance reasonably satisfactory to Assignee.  A copy of each such consent, if any, has been provided to Assignee.

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2.No Obligations.  Assignee shall have no obligation or duty to perform any of the obligations of Assignor under the Contracts, all of which shall remain the sole and exclusive duty and obligation of Assignor.

3.Rights Assigned.  The rights collaterally assigned hereunder include, and are not limited to, any and all rights and rights of enforcement regarding warranties, representations, covenants and indemnities made by Assignor under the Contracts including, without limitation, all rights granted to Assignor pursuant to any exhibits and schedules to the foregoing, and all rights, claims or causes of action Assignor may have for any breach or violation of the same.  Assignee shall have the right to institute action and seek redress directly against the parties to the Contracts for any such breach or violation; provided, however, that so long as there exists no Event of Default, and so long as no Termination Event or Early Termination Date has occurred, Assignor may enforce all of the rights, claims or causes of action which Assignor may have under the Contracts, but only to the extent such enforcement is not inconsistent with Assignee’s interest under this Agreement or the Facility Agreement; provided, further, that any proceeds received by Assignor from such enforcement are applied to the Secured Obligations in accordance with the terms and conditions of the Facility Agreement.

4.Enforcement of Rights.  Upon the occurrence and during the continuance of an Event of Default, or after the occurrence of a Termination Event or Early Termination Date and after providing notice to Assignor, Assignee may enforce, either in its own name or in the name of Assignor, all rights of Assignor under the Contracts, including, without limitation, to (a) bring suit to enforce any rights under the Contracts, (b) compromise or settle any disputed claims as to rights under the Contracts, (c) give releases or acquittances of rights under the Contracts, and/or (d) do any and all things reasonably necessary, desirable or proper to fully and completely effectuate the collateral assignment of the rights under the Contracts pursuant hereto.  Assignor hereby constitutes and appoints Assignee or Assignee’s designee as Assignor’s attorney-in-fact with full power in Assignor’s name, place and stead to do or accomplish any of the aforementioned undertakings and to execute such documents or instruments in the name or stead of Assignor as may be reasonably necessary, desirable or proper in Assignee’s reasonable discretion.  The aforementioned power of attorney shall be a power of attorney coupled with an interest and irrevocable.  In the event any action is brought by Assignee to enforce any rights under the Contracts, Assignor agrees to fully cooperate with and assist Assignee in the prosecution thereof.  Without limiting any other provision of this Agreement, upon the occurrence and during the continuance of an Event of Default, or after the occurrence of a Termination Event or Early Termination Date and after Assignee has provided written notice to Assignor, Assignor hereby specifically authorizes and directs each party other than Assignor upon written notice to it by Assignee to make all payments due under or arising under the Contracts directly to Assignee and hereby irrevocably authorizes and empowers Assignee to request, demand and receive any and all amounts which may be or become due or payable or remain unpaid at any time and times to Assignor under and pursuant to the Contracts, and to endorse any checks, drafts or other orders for the payment of money payable to Assignor in payment thereof, and in Assignee’s discretion to file any claims or take any action or proceeding, either in its own name or in the name of Assignor or otherwise, which Assignee may deem reasonably necessary or desirable in its reasonable discretion.  It is expressly understood and agreed, however, that Assignee shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it, or

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to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to Assignee or to which Assignee may be entitled hereunder at any time or times.

5.Authorization.  Each Customer is hereby authorized to recognize Assignee’s claims and rights hereunder without investigating any reason for any action taken by Assignee or the validity or the amount of the obligations under the Facility Agreement and the other Facility Documents or existence of any default thereunder.

6.Notices.  Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, to the address set forth on the signature page of this Agreement for Assignor, Assignee or Counterparty, as applicable; or in any case at such other address as any of the persons listed above may hereafter notify the others in writing.  All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

7.Governing Law; Venue.

(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, ASSIGNOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  ASSIGNOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.  ASSIGNOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c)ASSIGNOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND ASSIGNOR HEREBY AGREES AND CONSENTS THAT ANY

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SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.Termination.  Upon the earlier of (i) the occurrence of the Facility Termination Date or (ii) the Collateral Release Date, this Agreement will terminate.

9.General Limitation on Claims by Assignor.  Except as set forth in Section 7.04 of the Security Agreement, no claim may be made by Assignor against Assignee, or the Affiliates, directors, officers, employees, attorneys or agents of any of them, for any special, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, any other Facility Document or any of the Contracts, or any act, omission or event occurring in connection therewith; and Assignor hereby, to the fullest extent permitted under applicable law, waives, releases and agrees not to sue or counterclaim for any special, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

10.Attorneys, Accountants, etc. of Assignee Have No Duty to Assignor.  All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such person may act) retained by Assignor or Assignee with respect to the transactions contemplated by the Facility Documents and the Contracts shall have the right to act exclusively in the interest of Assignor or Assignee, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Assignee or Assignor, as the case may be, to any of their applicable Affiliates, or to any other person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation.  Each of Assignor and Assignee agrees, on behalf of itself and its Affiliates, not to assert any claim or counterclaim against any such persons with regard to matters within the scope of such representation or related to their activities in connection with such representation, all such claims and counterclaims, now existing or hereafter arising, whether known or unknown, foreseen or unforeseeable, being hereby waived, released and forever discharged.

11.Assignee Not Fiduciary to Assignor, etc.  The relationship between the Assignor, on the one hand, and Assignee, on the other hand, and its Affiliates is solely that of debtor and creditor, and no term or provision of any Facility Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

12.Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date first written above.

ASSIGNOR [______________________________________] By:__________________________________ Name: Title:
[SPECIFY NOTICE ADDRESS]
ASSIGNEE EDF ENERGY SERVICES, LLC, as Secured Party By:__________________________________ Name: Title:
[SPECIFY NOTICE ADDRESS]
ASSIGNEE EDF TRADING NORTH AMERICA, LLC, as Secured Party By:__________________________________ Name: Title:
[SPECIFY NOTICE ADDRESS]

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Schedule A
to Collateral Assignment of
Contracts

Contracts; Consents

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Exhibit D
to Security Agreement

FORM OF COLLATERAL ASSIGNMENT OF CONTRACTS

THIS COLLATERAL ASSIGNMENT OF CONTRACTS, dated as of [____________] (this “Agreement”), is by and between [____________] (herein, together with its successors and assigns, “Assignor”) and EDF Energy Services, LLC, a Delaware limited liability company, and EDF Trading North America, LLC, a Texas limited liability company, as secured party (herein, together with their respective successors and assigns in such capacity,  collectively “Assignee”).

RECITALS:

(1)Except as otherwise defined herein, terms used herein and defined in the Security Agreement (as defined below), shall be used herein as therein defined.

(2)This Agreement is made pursuant to that certain Security Agreement, dated as of [  ], 2018, by and among Assignor, the other Grantors party thereto and Assignee (as the same may be from time to time further amended, supplemented or otherwise modified, the “Security Agreement”), which was entered into in connection with that certain Energy Services Agreement, dated as of [  ], 2018, by and among Summer Energy, LLC, Summer Energy Northeast, LLC, and Assignee (as the same may be from time to time further amended, supplemented or otherwise modified, and together with all schedules, annexes, confirmations and transactions thereunder, collectively, the “Facility Agreement” and together with the Security Agreement, the “Base Documents”).

(3)Assignor and [____________] (“Counterparty”) have entered into the contract listed on Schedule A hereto (the “Contract”).

(4)Assignee has requested that Assignor execute and deliver this Agreement, and it is a requirement under Section 4.14 of the Security Agreement that this Agreement shall have been executed and delivered by Assignor to Assignee.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.Collateral Assignment; No Consents.  As collateral security for all debts, liabilities and obligations of Assignor now existing or hereafter arising under the Base Documents, including, without limitation, the Secured Obligations, Assignor hereby collaterally assigns, transfers and sets over to Assignee all of its rights, but not its obligations, under the Contract.  Assignor represents and warrants to Assignee that no consent is required for the collateral assignment granted hereunder, and Counterparty’s consent is given on the signature page attached hereto.

2.No Obligations.  Prior to the time Assignee forecloses on its security interest in the Contract and becomes party to the Contract pursuant to the Security Agreement or this

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Agreement, Assignee shall have no obligation or duty to perform any of the obligations of Assignor under the Contract, all of which shall remain the sole and exclusive duty and obligation of Assignor.  At and after the time Assignee forecloses on its security interest in the Contract and becomes party to the Contract pursuant to the Security Agreement or this Agreement, Assignee shall have the obligation and duty to perform the obligations of Assignor under the Contract.

3.Rights Assigned.  The rights collaterally assigned hereunder include, and are not limited to, any and all rights and rights of enforcement regarding warranties, representations, covenants and indemnities made by Assignor under the Contract including, without limitation, all rights granted to Assignor pursuant to any exhibits and schedules to the foregoing, and all rights, claims or causes of action Assignor may have for any breach or violation of the same.  Assignee shall have the right to institute action and seek redress directly against the parties to the Contract for any such breach or violation; provided, however, that so long as there exists no Potential Event of Defaultor Event of Default and so long as no Early Termination Date has occurred, Assignor may enforce all of the rights, claims or causes of action which Assignor may have under the Contract, but only to the extent such enforcement is not inconsistent with Assignee’s interest under this Agreement or the Facility Agreement; provided, further, that any proceeds received by Assignor from such enforcement are applied to the Secured Obligations owed to Assignee in accordance with the terms and conditions of the Facility Agreement.

4.Enforcement of Rights.  Upon the occurrence and during the continuance of a Potential Event of Defaultor an Event of Default, or after the occurrence of an Early Termination Date, Assignee may enforce, either in its own name or in the name of Assignor, all rights of Assignor under the Contract, including, without limitation, to (a) bring suit to enforce any rights under the Contract, (b) compromise or settle any disputed claims as to rights under the Contract, (c) give releases or acquittances of rights under the Contract, and/or (d) do any and all things reasonably necessary, convenient, desirable or proper to fully and completely effectuate the collateral assignment of the rights under the Contract pursuant hereto.  Assignor hereby constitutes and appoints Assignee or Assignee’s designee as Assignor’s attorney-in-fact with full power in Assignor’s name, place and stead to do or accomplish any of the aforementioned undertakings and to execute such documents or instruments in the name or stead of Assignor as may be reasonably necessary, convenient, desirable or proper in Assignee’s reasonable discretion.  The aforementioned power of attorney shall be a power of attorney coupled with an interest and irrevocable.  In the event any action is brought by Assignee to enforce any rights under the Contract, Assignor agrees to fully cooperate with and assist Assignee in the prosecution thereof.  Without limiting any other provision of this Agreement, upon the occurrence and during the continuance of a Potential Event of Default or an Event of Default, or after the occurrence of an Early Termination Date and after Assignee has provided written notice to Assignor, Assignor hereby specifically authorizes and directs each party other than Assignor upon written notice to it by Assignee to make all payments due under or arising under the Contract directly to Assignee and hereby irrevocably authorizes and empowers Assignee to request, demand and receive any and all amounts which may be or become due or payable or remain unpaid at any time and times to Assignor under and pursuant to the Contract, and to endorse any checks, drafts or other orders for the payment of money payable to Assignor in payment thereof, and in Assignee’s discretion to file any claims or take any action or proceeding, either in its own name or in the name of Assignor or otherwise, which Assignee may deem reasonably necessary or desirable in its reasonable discretion.  It is expressly understood and

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agreed, however, that Assignee shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to Assignee or to which Assignee may be entitled hereunder at any time or times.

5.Authorization.  Counterparty hereby agrees that if Assignee forecloses on its security interest in the Contract or becomes party to the Contract pursuant to the Security Agreement or this Agreement, Counterparty hereby recognizes Assignee as its counterparty under the Contract for all purposes going forward. In furtherance of the foregoing, and in addition to the other provisions set forth in this Agreement, Counterparty hereby agrees, for the benefit of Assignee, that if Assignor defaults in the performance of any of its obligations under the Contract, or upon the occurrence or non-occurrence of any event or condition under the Contract which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable Counterparty to terminate or suspend its performance under the Contract, Counterparty will not terminate or suspend its performance under the Contract, until it first gives written notice of such default to Assignee, and affords the Assignee a period of, (a) in the case of monetary defaults, ten (10) days from receipt of such notice to cure such default, or (b) in the case of bankruptcy or insolvency of Assignor, a reasonable period of time, which shall not exceed ten (10) business days from the date of such notice of default to cure or obtain an order from the applicable bankruptcy court, or (c) in the case of non-monetary defaults (other than those specified in clause (b)) such longer period to cure, which shall not exceed thirty (30) days from receipt of such notice of default.

6.Notices.  Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, to the address set forth on the signature page of this Agreement for Assignor, Assignee or Counterparty, as applicable; or in any case at such other address as any of the persons listed above may hereafter notify the others in writing.  All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

7.Governing Law; Venue.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

8.Termination.  Upon the earlier of (i) the occurrence of the Facility Termination Date or (ii) the Collateral Release Date, this Agreement will terminate.

9.General Limitation on Claims by Assignor.  No claim may be made by Assignor against Assignee, or the Affiliates, directors, officers, employees, attorneys or agents of any of them, for any special, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, any other Base Document or the Contract, or any act, omission or event occurring in connection therewith; and Assignor hereby, to the fullest extent permitted under applicable law, waives, releases and agrees not to sue or counterclaim for any special,

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consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

10.Attorneys, Accountants, etc. of Assignee Have No Duty to Assignor.  All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such person may act) retained by Assignor  or Assignee with respect to the transactions contemplated by the Security Agreement and the Contract shall have the right to act exclusively in the interest of Assignor or Assignee, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Assignee or Assignor, as the case may be, to any of their applicable Affiliates, or to any other person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation.  Each of Assignor and Assignee agrees, on behalf of itself and its Affiliates, not to assert any claim or counterclaim against any such persons with regard to matters within the scope of such representation or related to their activities in connection with such representation, all such claims and counterclaims, now existing or hereafter arising, whether known or unknown, foreseen or unforeseeable, being hereby waived, released and forever discharged.

11.Assignee Not Fiduciary to Assignor, etc.  The relationship between the Assignor, on the one hand, and Assignee, on the other hand, and its Affiliates is solely that of debtor and creditor, and no term or provision of any fiduciary duty, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

12.Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date first written above.

ASSIGNOR [______________________________________] By:__________________________________ Name: Title: Address: [SPECIFY] Attention: [SPECIFY] Telephone: [SPECIFY] Facsimile: [SPECIFY] Email: [SPECIFY]

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ASSIGNEE

EDF ENERGY SERVICES, LLC,

By:__________________________________

Name:

Title:

4700 W. Sam Houston Parkway N., Suite 250
Houston, TX  77041
Attn:  General Counsel
Telephone:  281-781-0333
Facsimile:  281-653-1454

ASSIGNEE

EDF TRADING NORTH AMERICA, LLC,

By:__________________________________

Name:

Title:

Attention:  General Counsel and Contract Administration

4700 W. Sam Houston Parkway N. Suite 250

Houston, TX  77041

Telephone:  281-781-0333

Facsimile:  281-653-1454

For purposes of consenting to this Agreement, including Section 5 hereof, and the assignment of the Contract to Assignee:	[______________________________________] By:__________________________________ Name: Title: Address: Facsimile: Attention:

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Schedule A
to Collateral Assignment of
Contracts

Contracts; Consents

4818-5594-3247

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